                            LIMITED POWER OF ATTORNEY
                            SECURITIES LAW COMPLIANCE
        The undersigned, as an officer or director of Ikanos Communications,
Inc. (the "Corporation"), hereby constitutes and appoints Daniel K. Atler, Cory
Sindelar and Kristi Grey, the undersigned's true and lawful attorneys-in-fact and agents to complete and execute a Form ID and such Forms 144, Forms 3, 4 and
5 and other forms as such attorney shall in his discretion determine to be required or advisable pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended, Section 16 of the Securities Exchange Act of 1934, as
amended, and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Corporation, and to do all acts necessary in order to file such forms with the Securities and Exchange
Commission, any securities exchange or national association, the Corporation and such other person or agency as the attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.
        This Limited Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Corporation unless earlier revoked by the undersigned in a writing delivered to the foregoing attorneys-in-fact.
        This Limited Power of Attorney is executed at Fremont, California, as of the date set forth below.

                                         /s/ GOPAL VENKATESH
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                                        Signature

                                        GOPAL VENKATESH
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                                        Type or Print Name
                                        Dated: APRIL 4, 2007

Witness:
/s/ PAM GOSAL
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Signature
PAM GOSAL
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Type or Print Name
Dated: APRIL 4, 2007